World Leader in Dental Lasers Transformational Technology Enabling Better Patient Outcomes NASDAQ CM:BIOL 29th Annual ROTH Conference, March 12-15, 2017 Exhibit 99.1

Statements made during BIOLASE’s presentation and investor meetings at the 29th Annual ROTH Conference, March 12-15, 2017 (the “Meetings”), and its representative’s answers to questions that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make during the Meetings concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches.  Attendees at the Meetings are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the dates of the Meetings. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made during the Meetings. Safe Harbor Statement

Disrupting Dentistry Through Transformational Laser Technology and Products, World-class Education: Turnaround – continuing revenue and profit growth with focus on commercial execution, international performance/expansion, superlative education Strategic pivot to focus on high-value, prevalent and undertreated diseases Industry-leading innovation to increase market share, drive valuation improvement Near-Term Catalysts: Expanded portfolio of new products, Waterlase Express, launched February 10, 2017; Epic Pro, launched January 23, 2017 Leadership and commercial team build-out & new European leadership New renowned Clinical and Dental Education leadership Landmark Clinical Study Leverage Development and Distribution agreement with IPG Medical Upside Opportunity: Potential for substantial revenue, profit and valuation growth in dental Leveraging IP in adjacent medical laser markets – Ophthalmology, ENT, etc. Investment Thesis

Experienced Leadership Team Enables Continued Progress and Transformation of BIOLASE

Mark Nelson
Chief Financial Officer
(Starts 3/27/17)

Harold C. Flynn, Jr.
President & CEO

Dmitri Boutoussov
Chief Technology Officer

Michael Roux
Vice President, Marketing

James (Jim) Surek
Vice President, Sales Americas

Holger Arens
Vice President & Managing Director, EMEA

William Brown
Vice President, Bus. Dev. & International

Richard Whipp
Vice President, Operations

Dr. Samuel Low
Chief Dental Officer
Vice President, Clinical & Dental Affairs

Joseph Rotino
Vice President, Regulatory & Quality Assurance

Matthew Wilson
Vice President, HR

4

BIOLASE

Broad experience in dentistry, medical lasers, medical device and pharma companies; from start-ups to Fortune 100 companies New CEO, July 2015; Led Zimmer Dental for eight years Introduced transformational products; developed world’s leading dental regenerative portfolio Executed international M&A; led global sales force of over 300 Also experienced medical device leader with IDEXX Laboratories, Abbott Laboratories Chief Dental Officer was President of American Academy of Periodontology, distinguished Professor at Univ. of Florida New European leader with more than 15 years of successful dental leadership experience New CFO with extensive finance experience in medical technology, scientific instruments, consumer goods (Starts 3/27/17) New Americas leader with 24 years of high performance medical device sales experience (Started 3/13/17) Leadership has developed a significant amount of the intellectual property related to laser dentistry New & Expanding Leadership

High Level Plan Key Strategic Priorities Goals Build Talent & Team, Shape Healthy High-Performance Culture Drive Commercial Execution & Channel Excellence US EMEA ROW Delight the customer – customer service build out and support excellence Elevate Training and Education & Educator/Opinion Leader stable Develop High Quality Clinical Proof Sources (Patient Reported Outcomes) Innovate value-tiered differentiated products, annuity streams and capital sales Manufacture and Operate with Excellence to improve CGS and Gross Margin Grow market through select patient awareness, direct to patient marketing Double revenues in less than 5 years Positive Cash Flows driven by new product sales after ramp up Positive Net Income within 1 Year from Positive Cash Flows 6

BREAK THE STATUS QUO - Get dentists around the world to perform procedures with lasers that they may be afraid of doing and uncomfortable presenting(selling) to patients…help make every dentist a better dentist EDUCATE TO HIGH COMPETENCE - Ensure great results with simple to use and versatile systems through high-quality education & training and clinical/business development resources to expand utilization of consumables and services…help clinicians use lasers for most procedures PATIENT PULL - Get patients and dental care decision makers around the world to understand the compelling benefits of BIOLASE Laser Dentistry and demand it or switch dentists, regardless of reimbursement…help make every patient a healthier, happier patient with better outcomes 3 Imperatives to Disrupt Dentistry and Establish All-Tissue Laser Dentistry as the Standard of Care 7

Laser Dentistry Addresses Challenges Facing Today’s Dentists as Described by the ADA, CDC, Other Professional Organizations Seeking Better Patient Reported Outcomes With More Competition, Less Busy and Become Bored Missing Opportunity To Treat Earlier and Make More Money Average Pay Decreasing Over Last 10 Years Dentistry More Competitive – Need to Stand Out Patients Becoming Consumers and “Review” More Increasing Pressure from a Profession in Transition – What’s Next?

More Than 60,000,000 People Have Gum Disease, and Health Risk of Oral-systemic Connection in U.S. Alone Waterlase iPlus Home Screen Significant Growth Opportunity Under-diagnosed, Under-treated, Under-managed

Patients Above All Else Increased Health Healing Esthetics Tooth preservation Decreased Anesthetic Scars Discomfort Fear Trauma Our Lasers Deliver an Entirely New Patient Experience with Increased Comfort – and Less of the Anxiety and Pain Ordinary Dentistry Can Cause

Serving Clinicians – Better Dentistry, Better Business Increased Positive outcomes Patient excitement Healing Local market buzz Cash flow Decreased Complications Anxiety Chair time Procedure-based Laser Solutions Enable Professional and Practice Growth Globally

Positive Cash Flow – Investment in Patient Outcomes and Business Returns WL Express Lease Cost: $840/Month New Procedures (of dozens available) & Representative Fee/Reimbursement Avg. (net of consumable cost) No./ ProcedureNet Month Total Crown Lengthening$525 1 $525 Perio (1-3 teeth)$350 2 $700 Gingivectomy$200 2 $400 Operculectomy $125 4 $500 Frenectomy$275 2 $550 $ 2,675 - $ 840 Positive Monthly Cash Flow @ 2.5/week $ 1,835 Annual $ 22,000 Busy practices have far more opportunity With Very Few Procedures per Month, Upgrading Patient Experience & ROI

New! – Most powerful and capable diode dental laser ever Best in class speed, comfort, and precision cutting Leverages IPG Medical technology A Growing Full-spectrum Portfolio of Laser Systems and Procedural Consumables New! – Smallest, easiest most cost-effective Waterlase Vivid HD tablet user interface Exclusive procedural animations Rich on-board reference library and Customer Care Button And more World’s Best selling All-Tissue dental laser- 80 FDA Cleared indications Replaces drill with substantial reduced need for anesthesia for teeth & bone Replaces scalpel for minimally invasive, minimally bleeding microsurgery for soft tissues Waterlase Express™

Full on-board library of 4K animations Developed by leading laser experts Simpler learning Visual training Easier selling Waterlase Express’s Exclusive Integrated Learning 120 individual procedure animations to educate and ensure routine use

Moving to a “Whole Product” approach to successfully address Pragmatists Differentiated “value tiered” product portfolio to access and expand more markets Pivoting strategy to widely prevalent yet under-treated diseases Development of alternative business models and pricing strategies BIOLASE Poised to Cross “The Chasm” in All-Tissue Laser Technology Adoption, More Than Tripling the Market Opportunity Source: Crossing the Chasm By Geoffrey Moore Early Adopters 13.5% Early Majority “Pragmatists” 34% Late Majority “Conservatives” 34% Laggards “Skeptics” 16% Significant Opportunity Primary Laser Adoptions To Date Innovators 2.5% “THE CHASM”

The U.S. Dental Market has Significant Remaining Opportunity for All-Tissue Lasers to Penetrate Clinics



ADDRESSABLE MARKET
97,009
TARGET MARKET
75% of Addressable Mkt
Offers specialty services, 5-25 yrs exp, good practice fit
72,758
SERVED
9% Market Penetration
6,700
UNSERVED
Significant Opportunity
66,058
18,289
42,674
19,305
15,241
13,717
32,006
14,479
11,431
9,317
30,756
13,729
11,231
Solo Large
Solo Small
Group
Corp
Other

THE OPPORTUNITY

- Improved Patient Reported Outcomes
- High prevalence, under-treated conditions
- High Volume Procedures

MARKET SHARE



Convergent 2%
Morita 1%
Others 3%
Lumenis 2%
Hoya 3%
Fotona 11%
Biolase 78%

Sources: iData Research 2014 reports; MarketMarkets Research 2015; internal data and industry reports.

16

BIOLASE

Global All-Tissue Penetration at ~5% Reinforces "The Chasm" Not Yet Crossed to the Early Majority – Significant Opportunity Exists



ADDRESSABLE MARKET
TARGET MARKET
SERVED
UNSERVED
606,116
106,235
319,072
82,829
55,365
42,615
~67% of Addressable Mkt
Market reduction due to economic factors, socialized medicine and general underdevelopment
403,678
70,882
211,665
55,769
37,512
27,850
5% Market Penetration
18,200
Significant Opportunity
385,477
60,157
207,827
53,869
36,737
26,887
Solo Large
Solo Small
Group
Corp
Other

THE OPPORTUNITY

- High Volume Procedures
- Improved Clinical Outcomes
- Evidence-based

MARKET SHARE



Deka 3%
Lumenis 2%
Others 3%
Syneron 5%
Morita 7%
Hoya 9%
Fotona 10%
Biolase 61%

Sources: iData Research 2014 reports; MarketMarkets Research 2015; internal data and industry reports.

17

BIOLASE

BIOLASE Positioned Well with Dominant Share in All-Tissue Laser Markets and Market Leadership in Soft-Tissue Lasers Soft Tissue Lasers Global Share All Tissue Lasers Global Share The majority of lasers sold are Soft Tissue devices. However, Biolase commands a dominant or significant share in both markets Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports.

Historical Market Revenue Trends Achieved Mid to High Single Digit CAGR – BIOLASE Can Achieve >15% CAGR Over Next 5 Years


Total Dental Laser Market - Global
120,000
100,000
80,000
60,000
40,000
20,000
0
2009
2010
2011
2012
2013
2014
2015
8% CAGR
Legend
NAM
EU
ROW
TOTAL


All Tissue Laser Market - Global
(000s)
50,000
40,000
30,000
20,000
10,000
0
2009
2010
2011
2012
2013
2014
2015
7% CAGR


Soft Tissue Laser Market - Global
(000s)
75,000
60,000
45,000
30,000
15,000
0
2009
2010
2011
2012
2013
2014
2015
9% CAGR

Sources: iData Research 2014 reports; MarketMarkets Research 2015; industry and anecdotal reports.

19

BIOLASE

More Than Two Thirds of 2016 Revenue Came from Laser System Sales, 64% of Sales Were Made in U.S. United States 64% International 36% Significant Opportunity in Bringing Europe “On Par” with U.S.

($ in Thousands) Q4 2016 Q4 2015 % Delta 2016 (Audited) 2015 (Audited) % Delta Net Revenue $ 13,761 $ 14,517 -5.0 $ 51,810 $ 48,475 6.9 Cost of Revenue 8,358 8,859 -5.7 31,502 32,525 -3.2 Gross Profit 5,403 5,658 -4.5 20,308 15,950 27.4 Total Operating Expenses 9,517 7,933 20.0 35,270 35,865 -1.7 GAAP Net Loss $ (4,427) (2,458) 80.1 $(17,555) $(20,278) -13.5 Deemed dividend on convertible preferred stock - - n/a (2,184) - n/a Shares – Basic and Diluted 67,566 58,228 16.0 60,664 58,189 4.3 Loss Attributable to Common Shareholders ($0.07) ($0.04) 75.0 ($0.29) ($0.35) -17.1 Gross Margin 39.0% 39.0% 0.0% 39.0% 33.0% 18.2% Operating Expense as % of Revenue 69.2% 54.7% -26.5% 68.1% 74.0% -8.0% Financial Highlights Selected Income Statement Data Note – 2016 Quarterly Net Revenue Growth Rates: Q1 +1.4%; Q2 +16.0%; Q3 +18.0%; Q4 -5.0%

($ in Thousands) 12/31/2016 (Audited) 12/31/2015 (Audited) Change % Cash & Cash Equivalents $ 8,924 $ 11,699 $ (2,775) -23.8 Accounts Receivable 9,784 8,948 836 9.3 Inventory 13,523 12,566 957 7.6 Total Current Assets $ 33,987 $ 34,800 $ (813) -2.3 Total Assets $ 41,941 $ 42,251 $ (310) -.07 Total Current Liabilities 18,014 15,106 2,998 19.9 Long Term Liabilities 1,862 2,220 (358) -16.1 Total Liabilities $ 19,876 $ 17,326 $ 2,550 14.7 Total Stockholder’s Equity $ 22,065 $ 24,925 $ (2,860) -11.5 Financial Highlights Selected Balance Sheet Data

BIOLASE Stock Data: (NASDAQ:BIOL) - 1 Year 52 Week Price Range $0.80 - $1.98 Recent Price (March 9, 2017) $1.20 Average Daily Volume (3 month) 171,823 Common Shares Outstanding (January 5, 2017) 67,565,951 Market Capitalization (March 9, 2017) $81,079,141

World leader in dental laser systems having sold ~33,600 dental laser systems Veteran top management team with successful dental industry and medical device experience leading the turnaround and transformation of BIOLASE Disrupting dentistry establishing new standards of care for under-managed diseases Catalyzed by new products developed for the pragmatic every-day dentist Substantial benefits to patients and dental practitioners that will increase adoption and utilization of laser dentistry Strategy & Plan in place to double sales, achieve positive cash flow & profitability Opportunity for substantial revenue, profitability and valuation upside Summary

Questions and Answers

World Leader in Dental Lasers Transformational Technology Enabling Better Patient Outcomes NASDAQ CM:BIOL 29th Annual ROTH Conference, March 12-15, 2017